Exhibit 99.3

                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of February 27, 2006 ("Assignment Agreement"), among MORGAN STANLEY & CO. INCORPORATED ("Assignor"), RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A1 ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee, and MORGAN STANLEY CAPITAL SERVICES INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of February 27, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the "Assigned Transactions") as evidenced by those certain confirmations with a Trade Date of February 23, 2006 whose MORGAN STANLEY CAPITAL SERVICES INC. reference numbers are KQBCN and KQBCP (each, a "Confirmation" and collectively, the "Confirmations"), copies of which are attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmations in connection with an ISDA Master Agreement
(Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from February 27, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transactions and the Confirmations arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect


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Assignor's obligation to pay each Fixed Amount in accordance with the terms of the Assigned Transactions and the Confirmations.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee of Assignee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only Assignee, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming, by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of Assignee or be liable for the breach or failure of any obligation, representation or warranty or covenant made or undertaken by Assignee under this Agreement or any related documents.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmations and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.


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


      Remaining Party shall obtain the Current Principal Balance (as defined in the Pooling and Servicing Agreement) of the Class 1-A-4, and Class 1-A-6 Certificates (as defined in the Pooling and Servicing Agreement) from the statement posted on DBNTC's website at https://www.tss.db.com/invr. If such report does not appear on the internet website referenced above, the Remaining Party can obtain the Current Principal Balance by contacting the trustee at its corporate trust office located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration- IN0601, or by contacting the trustee's investor relations desk at (800) 735-7777.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transactions prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transactions on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 of the New York General Obligations Law).

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, Attention: Kelvin Borre, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, Deutsche Bank National Trust Company, 1761 E. St. Andrew Place, Santa Ana, CA 92705, Attention: Trust Administration, IN0601, or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party:

     Address:       1585 Broadway, 10th Floor
     Attention:     Chief Legal Officer
     Fax No.        (212) 507-4622

or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transactions shall be made by wire transfer according to the following instructions:

      Deutsche Bank Trust Company Americas
      ABA # 021-001-033
      Account # 01419663
      Account Name:  NYLTD Funds Control / Stars West
      Ref:  RAST 2006-01 Class 1-A-4 and 1-A-6 Certificates

      11. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                              MORGAN STANLEY & CO., INCORPORATED



                              By:/s/ Steven Shapiro
                                 ---------------------------------------------
                              Name:Steven Shapiro
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                              RESIDENTIAL ASSET SECURITIZATION TRUST
                              2006-A1
                              By: Deutsche Bank National Trust Company,
                              not in its individual capacity, but solely
                              as Trustee for Residential Asset
                              Securitization Trust 2006-A1



                              By:/s/ Jennifer Hermansader
                                 ---------------------------------------------
                              Name:Jennifer Hermansader
                                   -------------------------------------------
                              Title: Associate
                                     -----------------------------------------


                              MORGAN STANLEY CAPITAL SERVICES INC.



                              By:/s/ David Moore
                                 ---------------------------------------------
                              Name:David Moore
                                   -------------------------------------------
                              Title: Vice President
                                    ------------------------------------------



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